Investor Presentation Delek Logistics Partners March 2022 Exhibit 99.1

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; potential for and projections of growth; distributions, including the amount and timing thereof; potential dropdown inventory and acquisition opportunities; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; expansion projects; ability to create long-term value for our unitholders; financial flexibility and borrowing capacity; distribution growth of 5% or at all; crude oil throughput; benefits of Permian Basin activity; minimum volume commitments; and targeted internal rates of return. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: the fact that a substantial majority of Delek Logistics' contribution margin is derived from Delek US, thereby subjecting it to Delek US' business risks; risks relating to the securities markets generally; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the impact of adverse market conditions affecting the utilization of Delek Logistics' assets and business performance, including margins generated by its wholesale fuel business; uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits; the results of our investments in joint ventures; adverse changes in laws including with respect to tax and regulatory matters; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income before net interest expense, income tax expense, depreciation and amortization expense, including amortization of customer contract intangible assets, which is included as a component of net revenues in our accompanying condensed consolidated statements of income; • Distributable cash flow - calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. Delek Logistics believes this is a liquidity measure by which users of its financial statements can assess its ability to generate cash; and • Basic gross margin- calculated as net revenues less cost of materials and other. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess Delek Logistics' operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; the ability of Delek Logistics’ assets to generate sufficient cash flow to make distributions to its unitholders; Delek Logistics' ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. Delek Logistics believes that the presentation of EBITDA, distributable cash flow; distributable cash flow coverage ratio and basic gross margin provide useful information to investors in assessing its financial condition, its results of operations and the cash flow its business is generating. EBITDA, distributable cash flow, distributable cash flow coverage ratio and basic gross margin should not be considered in isolation or as alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net income and net cash provided by operating activities. These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other partnerships in its industry, Delek Logistics’ definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

• Current Distribution: $0.975/LP unit qtr; $3.90/LP unit annualized (1); ~9.4% current yield (2) • Delivered the 5% distribution growth in 2021 over 2020 levels; another 5% expected in 2022 • MVC’s underpin ~65% of gross margins providing stability Overview (NYSE: DKL) • Net Income of $41.7 million, Net cash from operating activities $52.9 million • Distributable Cash Flow $53.9 million; DCF coverage ratio 1.27x (3) • EBITDA of $69.7 million(3) increased ~9% year-over-year • Quarterly distribution increased by 7.1% year-over-year 4Q21 Highlights 3 Investment Overview • $592 million unused credit facility plus $4.3 million of cash as of December 31, 2021 • Leverage ratio 3.4x(4) as of December 31, 2021 • Strategic focus to maintain strong coverage and low leverage ratios Balance Sheet • Expanding Big Spring Gathering System based on accelerating Permian activity • Exploring third party revenue generations opportunities • Recent initiatives include: • Red River JV with Plains completed pipeline expansion in second half 2020 • Slurry Blending: Exclusive agreement with Baker Hughes • Jefferson Energy Agreement expands Paline pipeline’s reach and visibility in supply Business Initiatives • Wink to Webster pipeline construction is ongoing with cash flow expected to progressively increase throughout the year • Krotz Springs midstream assets remain at Delek US level Future Dropdown Potential (1) Annualized distribution based on quarterly distribution for quarter ended December 31, 2021 paid on February 8, 2022 to unitholders of record on February 1, 2022. (2) Pricing as of 2/28/2022. (3) For reconciliation to U.S. GAAP please refer to page 21 for distributable cash flow ("DCF") and DCF coverage ratio and page 22 for EBITDA. (4) Leverage ratio based on last 12 months (“LTM”) EBITDA as defined by credit facility covenants and disclosed in the earnings release filed on Form 8-K for each respective period.

4 Simplified Organizational Structure 20.2% interest (8.8 million Common limited partner units) 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 79.8% interest (34.7 million Common limited partner units) Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK • Eliminated incentive distribution rights (IDRs) in 2020 • General partner (GP) converted to non-economic interest Non-economic ownership interest 1) Ownership of DKL as of 12/31/2021 (1)

5 Asphalt 6 asphalt terminals located in: 1) El Dorado, AR 2) Muskogee, OK 3) Memphis, TN 4) Big Spring, TX 5) Henderson, TX 6) Richmond Beach, WA Refining  302,000 bpd in total  El Dorado, AR  Tyler, TX  Big Spring, TX  Krotz Springs, LA  Crude oil supply: 262,000 bpd WTI linked currently  Increasing crude oil optionality through Red River expansion Logistics  10 terminals  ~1,550 miles of pipeline  10.2mmbbls storage capacity  Permian gathering assets  West Texas wholesale  JV crude oil pipelines: RIO / Caddo / Red River  >200 company-operated trucks  Rail Infrastructure and fleet  Own ~79.8% of DKL Source 207,000 bpd from Permian Basin • Growing gathering system • Wink to Webster JV Crude Oil Pipeline Cushing Optionality: 100,000 bpd RIO CADDO Renewables Approximately 40m gallons biodiesel production capacity: 1) Crossett, AR 2) Cleburne, TX 3) New Albany, MS Integrated Company with Asset Diversity and Scale Strategically located assets with leverage to domestic crude Retail  ~250 stores  Southwest US locations  West Texas locations

Delek Logistics Partners, LP Overview

7 Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels of active shell capacity • Rail offloading facility Pipelines/Transportation Segment • Wholesale and marketing business in west Texas • 10 light product terminals in TX, TN, AR • Approx. 1.4 million barrels of active shell capacity Wholesale/Terminalling Segment (1) Includes approximately 240 miles of leased pipeline capacity.

8 Multi-Year Contracts with Firm Commitments / MVCs Contract Highlights • The Lion Pipeline System and SALA Gathering System are supported by a long-term contract that includes three take- or-pay commitments • Initial term of 5 years, maximum term of 15 years (2) • Crude oil transportation throughput of 60.9 MBbl/d in 2021, supported by a MVC of 46 MBbl/d (3) • Refined products transportation throughput of 62 MBbl/d in 2021, supported by a MVC of 46 MBbl/d (3) • Crude oil gathering throughput of 16.6 MBbl/d in 2021, supported by a MVC of 14 MBbl/d • East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50 MBbl/d • Big Spring marketing agreement: contractual agreement with DK with MVC of 65 MBbl/d • DPG contractual throughput volume of 123 MMbl/d $43 $43 $43 $44 $42 $52 $52 $53 $48 $52 $57 $54 $2 $7 $8 $8 $9 $16 $16 $15 $15 $16 $17 $15 $11 $11 $14 $13 $11 $6 $14 $9 $9 $12 $11 $11 $56 $61 $65 $65 $62 $74 $82 $77 $72 $80 $85 $80 $0 $10 $20 $30 $40 $50 $60 $70 $80 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 $ in m ill io n s Contracted Min Gross Margin Contracted Excess Gross Margin Uncontracted Gross Margin 67% of 4Q21 Basic Gross Margin from Minimum Volume Commitments (MVCs) 2% 9% 48% 41% < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years Duration of Contracts as of 4Q21 (1) 1) Based on percentage of 4Q21 gross margin earned from contracts. Duration excludes automatic renewal at Delek US’ option in future periods. 2) Maximum term assumes an extension of the commercial agreement pursuant to terms thereof. Please note that some terms began as early as November 7, 2012. 3) Volumes gathered on the SALA Gathering System will not be subject to an additional fee for transportation on the Lion Pipeline System. 4) Basic gross margin generated from the minimum volume commitment provisions of each contract. 5) Basic gross margin generated by throughput volumes above the minimum volume commitment provision of each contract. 6) Basic gross margin generated by assets without contracts. 7) Reconciliation of basic gross margin to gross margin on page 24. (4) (6)(5)

9 Financial Flexibility and Growing Distributable Cash Flow 1) Reconciliation of EBITDA to Net Income provided on page 24. Excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. 2) Reconciliation of distributable cash flow to net cash from operating activities on page 21 and EBITDA to net income on page 22. 3) Last 12 months as of December 31, 2021. Solid Net Income and EBITDA performance $62.8 $69.4 $90.2 $96.8 $159.3 $164.8 $97.3 $115.0 $164.0 $178.9 $245.3 $265.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2016 2017 2018 2019 2020 2021 $ in m ill io n s Net Income EBITDA (3) $83.0 $85.0 $121.6 $127.0 $207.7 $215.8 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2016 2017 2018 2019 2020 2021 $ in m ill io n s Distributable Cash Flow DCF supports distribution growth(2) $243 $243 $244 $244 $244 $244 $245 $245 $245 $245 $245 $246 $246 $246 $246 $247 $394 $394 $394$495 $494 $533 $457 $461 $597 $596 $588 $695 $750 $761 $747 $738 $289 $261 $258 $205 $206 $317 $393 $389 $253 $254 $262 $155 $100 $89 $103 $113 $561 $589 $592 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $ in m ill io n s Revolver Excess Capacity Revolver Borrowings $400 million 7.125% Sr. Notes (net of fees) $250 million 6.75% Sr. Notes (net of discount/fees) Financial Flexibility to support continued growth (1) (3)

1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1.58x 1.50x 1.41x 1.31x 1.32x 1.34x 1.27x 1Q132Q133Q134Q131Q142Q143Q144Q141Q152Q153Q154Q151Q162Q163Q164Q161Q172Q173Q174Q171Q182Q183Q184Q181Q192Q193Q194Q191Q202Q203Q204Q201Q212Q213Q214Q21 Avg. 1.08x in 2019 Avg. 1.41x in 2020 10 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 29. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Distribution per unit has increased thirty-six consecutive times since the IPO (1) Distributable Cash Flow Coverage Ratio (2)(3)(4) Leverage Ratio (4) DKL Distribution and Leverage Ratio Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 Avg. 1.19x in 2018 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 $0.900 $0.905 $0.910 $0.920 $0.940 $0.950 $0.975 1Q132Q133Q134Q131Q142Q143Q144Q141Q152Q153Q154Q151Q16 2Q163Q164Q161Q172Q173Q174Q171Q182Q183Q184Q181Q192Q193Q194Q191Q202Q203Q204Q201Q212Q213Q214Q21 1.70x 1.58x 2.28x 2.35x 3.21x 2.69x 2.55x 2.56x 3.02x 3.13x 3.11x 3.49x 3.48x 3.47x 3.72x 3.84x 3.84x 3.90x 3.75x 3.77x 4.58x 4.44x 4.53x 4.08x 4.17x 4.64x 4.62x 4.48x 4.15x 4.05x 3.91x 3.75x 3.64x 3.55x 3.44x 3.4x 1Q132Q133Q134Q131Q14 2Q143Q144Q141Q152Q153Q154Q151Q162Q163Q164Q161Q172Q173Q174Q171Q182Q183Q184Q181Q192Q193Q194Q191Q202Q203Q204Q201Q212Q213Q214Q21 Avg. 1.31x in 2021

11 December 31, 2021 – Debt Maturity Profile DK and DKL Debt Profile Delek Logistics Credit Facility Delek Logistics 2025 Notes Delek Logistics 2028 Notes Term Loan Credit Facility Hapoalim Term Loan Reliant Bank Revolver 0 250 500 750 1000 1250 1500 2022 2023 2024 2025 2026 2027 2028 Credit Ratings (S&P/Moody’s/Fitch) Cash Interest Obligations (3) 1) Delek paid down $10M of the Hapoalim Term Loan on 7/30/21. 2) Delek Logistic Partners entered into an Indenture with US Bank, as Trustee, on May 24, 2021 with a due date of June 1, 2028 and a aggregate principal amount of $400M 3) Cash obligations are based on interest rates as of December 31,2021 Delek US BB-/Ba3/BB- Delek Logistics B+/B1/BB- Net Debt Year Amount 2022 $92.2 2023 $88.5 2024 $83.7 2025 $46.3 2026 $28.5 2027 $28.5 2028 $14.3 Total Debt $2,218 (-) Cash $857 Total Net Debt $1,361 (2) (1)

DKL Asset & Joint Venture Detail

13 Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position Caddo Pipeline • Delek Logistics (50%)/Plains Pipeline L.P. (50%) • Cost: $123 million • Capacity: 80,000 Bbl/d • Length: 80 miles • Completed: January 2017 • Provides additional logistics support to El Dorado refinery with third crude supply source RIO Pipeline (Delaware Basin) • MPLX (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 145,000 Bbl/d • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines

14 Transportation from Cushing to Longview; Increased crude oil optionality  Increasing by 65,000 bpd to 100,000 bpd following expansion;  Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX  From Longview, TX DKL has access to:  Delek US refining system providing ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs  Gulf Coast markets through Paline and other third-party pipelines  Increases potential WTI-Brent exposure with limited cost to the company Longview  Expansion from 150 Kbpd to 235 Kbpd completed during 3Q 2020  Transportation from Cushing to Longview; Increased crude oil optionality  DKL purchased 33% interest in May 2019  Approx. $128.0 million initial investment; financed with revolver  DKL contributed approximately $17.0 million to the expansion, of which $3.5 million was included in initial investment in May 2019  MVC annualized EBITDA  $13.5 to $15.5 million annualized EBITDA pre-expansion  Increases to $20.0 to $25.0 million annualized EBITDA post- expansion Red River Pipeline JV Midstream: Red River Pipeline Joint Venture

15 Midstream: Permian Gathering System Gathering Helps Control Crude Oil Quality and Cost into Refineries Permian Gathering System  Approximately 200-mile gathering system  350 Kbpd throughput capacity  >300,000 dedicated acres expected in 2022  Points of origin: Howard, Borden, Martin and Midland counties  Total terminal storage of 650K bbls  Connection to Big Spring, TX terminal  Getting closer to wellhead allows us to control crude quality and cost  Provides improvement in refining performance and cost structure  Drop down to DKL completed in Q1 2020  Gathering increases access to barrels  Creates optionality to place barrels:  Big Spring (local refinery)  Midland  Colorado City (access other refineries)  Wink (to Gulf Coast)  Control quality and blending opportunities Delek Logistics Acquired 1Q20  CAPEX in 2022 ~$59 million  $28 million comprised in DK MVC  Balance focused toward 3rd party  $34 - $36 million expected annualized EBITDA underpinned by MVC DK to DKL  Expected in 2Q22: MVC 135 Kbpd for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system Growth in DPG

16 Enhancing Our Position In Midstream Krotz Springs • Logistics assets associated with Krotz Springs refinery Wink to Webster Pipeline • Long haul pipeline from Permian to Gulf Coast providing stable cash flow and connected to our Big Spring Gathering system, providing access to additional crude inputs • Expected return well above our minimum target IRR threshold of 15% Other Midstream Growth Initiatives • Slurry Blending- Exclusive agreement with Baker Hughes utilizing proprietary intellectual property allowing us to meet IMO regulations through blending competencies • Red River Pipeline JV – expansion from 150 Kbpd to 235 Kbpd completed during 3Q 2020 • Delek continues to explore other midstream growth opportunities Substantial Projected Growth in Consolidated Midstream Cash Flows DKL EBITDA Growth ($ in millions) ~$85 -$115 million growth opportunity: ~30%-40% ($ in millions) Strong EBITDA Growth Profile from Midstream Initiatives Delek US announced goal to achieve midstream EBITDA target of $365 million to $395 million by 2023 3 months annualized ending 12/31/2021 Krotz Springs Midstream assets Wink to Webster & Other Midstream Growth initiatives Total Annual Segment Earnings Potential ~$30-$35 ~$55-$80 ~$365-$395 (1) 1) Reconciliation of EBITDA to net income on page 30.

17 Several Visible Pathways for Growth Focused around developing Permian platform; Growing logistics asset base at sponsor Balance Sheet Supportive • $4.3 million cash & $592 million unused credit facility at December 31, 2021 on $850 million revolving credit facility • Leverage ratio was 3.4x (2) at end of 4Q21 • Maintain strong coverage and leverage ratios Organic Growth • Expanding Big Spring Gathering business based on producer demand in Permian Basin • Expanded Red River pipeline; Evaluate Paline Pipeline capacity Financial Flexibility Creates Opportunities to Develop Platform Opportunities • Growth opportunities include both drop downs from sponsor Delek US and/or potential M&A Benefit from Operations • Improving demand backdrop for oil and oil products post pandemic • Strong demand supports elevated utilization of refining and logistics assets, including DKL assets Ability to Leverage Relationship with Delek US Midstream Growth Initiatives • Permian-based refining system with 207,000 bpd of Permian crude access (1) • Big Spring Gathering System in the Permian Basin (asset dropped to DKL end of 1Q20) • Wink to Webster long haul crude oil pipelines joint venture investment • Krotz Springs midstream assets Distribution • Driven by strong performance and strong coverage and leverage ratios Focus on continued distribution growth (1) Please see page 5 for additional information related to Delek US’ position in the Permian. (2) Leverage ratio based on LTM EBITDA as defined by credit facility covenants and disclosed in the earnings release filed on Form 8-K for each respective period. Acquisitions • Acquired 33% interest in Red River pipeline joint venture from Plains Pipeline, L.P. in May 2019 • Connects platform to Cushing, Oklahoma into Longview, Texas; increases Delek US crude flexibility

18 2022 Valuation Relative to Peer Average EV-to-EBITDA Consistency: DKL Has Increased Quarterly Distributions Consecutively Since IPO in 4Q12 (1) Based on Factset as of February 21, 2022. 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x DKL HEP MPLX PBFX PSXP PAA NS MMP ET EPD EV/EBITDA (consensus estimates) 2021 2022 21 Avg 22 Avg

19 Wells Fargo: A Look at Midstream ROIC “DKL has generated the highest value and cash returns over the past five years (2015-20) compared to its peers” (1) Source: Wells Fargo 2 0 1 5 -2 0 2 0 2 0 2 1 Drivers  The execution of dropdowns and third-party acquisitions at attractive multiples  Scalable platform and cost controls  Capital reimbursements from DK  Inflation escalators in most contracts  A predominantly fee-based cash flow profile

20 Overarching Objectives and Key Initiatives

Appendix

22 1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. 2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Maint. & reg. Capital Expenditure excludes an incorrectly classified 1Q2021 Tagalong project expense item. The item amounted to $731K in Q1 2021 and to $837K in Q2 2021 thus the Q1 2021 Maint. & Reg. Capital Expenditures were lower by $731K. In Q2 2021 the $731K was re-classified to growth on the cumulative Q2 2021 amount. Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting. DKL: Reconciliation of Distributable Cash Flow (dollars in millions, except coverage) 2013 (2) 1Q14 (2) 2Q14(2) 3Q14(2) 4Q14(2) 2014 (2) 1Q15(2) 2Q15 3Q15 4Q15 2015 (2)(3) 1Q16 2Q16 3Q16 4Q16 2016 (3) Reconciliation of Distributable Cash Flow to net cash from operating activities Net cash provided by operating activities $49.4 $14.4 $31.2 $20.1 $20.8 $86.6 $15.8 $30.8 $20.2 $1.3 $68.0 $26.4 $31.2 $29.2 $13.9 $100.7 Accretion of asset retirement obligations (0.2) (0.1) (0.1) (0.1) 0.0 (0.2) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.3) Deferred income taxes (0.3) 0.0 (0.1) (0.0) 0.2 0.1 (0.2) 0.2 0.0 0.0 (0.0) - - - 0.2 0.2 Gain (Loss) on asset disposals (0.2) - (0.1) - (0.0) (0.1) (0.0) 0.0 - (0.1) (0.1) 0.0 - (0.0) - 0.0 Changes in assets and liabilities 8.3 3.4 (6.0) (1.6) 3.0 (1.2) 3.3 (7.3) 3.6 20.5 20.1 (5.4) (7.1) (10.0) 7.7 (14.9) Distributions from equity method investments Maint. & Reg. Capital Expenditures (5.1) (0.8) (1.0) (0.8) (3.9) (6.5) (3.3) (3.9) (3.5) (2.7) (13.4) (0.7) (0.9) (0.7) (3.6) (5.9) Reimbursement for Capital Expenditures 0.8 - - - 1.6 1.6 1.6 1.8 2.0 0.2 5.5 0.2 0.2 0.4 2.4 3.3 Distributable Cash Flow $52.9 $17.0 $24.0 $17.7 $21.8 $80.3 $17.1 $21.4 $22.2 $19.0 $79.8 $20.4 $23.3 $18.8 $20.6 $83.0 Distribution Coverage Ratio (1) 1.35x 1.61x 2.02x 1.42x 1.67x 1.68x 1.25x 1.49x 1.47x 1.18x 1.35x 1.20x 1.29x 0.98x 1.00x 1.11x Total Distribution (1) $39.3 $10.5 $11.9 $12.4 $13.1 $47.9 $13.7 $14.4 $15.1 $16.1 $59.3 $17.1 $18.1 $19.3 $20.5 $75.0 (dollars in millions, except coverage) 1Q17 2Q17 3Q17 4Q17 (3) 2017(3) 1Q18 2Q18 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 1Q20 2Q20 3Q20 4Q20 2020 1Q21 (4) 2Q21 (4) 3Q21 4Q21 2021 Reconciliation of Distributable Cash Flow to net cash from operating activities Net cash provided by operating activities $23.5 $23.9 $30.5 $13.3 $91.2 $23.7 $28.0 $6.0 $95.3 $153.0 $26.2 $24.1 $34.3 $45.8 $130.4 $34.8 $37.5 $62.3 $58.4 $193.0 $61.7 $85.8 $74.8 $52.9 $275.2 Accretion of asset retirement obligations (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.4) (0.1) (0.1) (0.1) (0.1) (0.4) (0.1) (0.1) (0.1) (0.1) (0.4) (0.1) (0.1) (0.1) (0.1) (0.5) Deferred income taxes - (0.1) (0.0) 0.3 0.1 - - - (0.2) (0.2) - - (0.1) (0.6) (0.7) (1.3) (0.9) (0.1) 0.6 (0.4) (0.1) - (0.1) (0.2) (0.4) Gain (Loss) on asset disposals (0.0) 0.0 0.0 0.0 0.0 (0.1) 0.1 (0.7) (0.2) (0.9) (0.0) 0.0 0.1 0.1 0.2 - - - - - Changes in assets and liabilities (3.6) 0.9 (8.5) 10.3 (0.9) 3.7 6.2 28.1 (64.9) (26.9) 3.2 7.8 3.2 (14.8) (0.6) 5.6 19.3 (2.5) 1.2 19.8 (10.9) (29.8) (16.3) 5.5 19.8 Non-cash lease expense - - - - - (1.0) (0.4) (1.1) 2.4 (0.2) (2.9) (0.3) (1.6) (3.8) (6.1) (2.0) (2.5) (2.5) (2.7) (6.1) Distributions from equity method investments 0.8 0.8 0.7 0.3 0.2 1.2 0.8 - - - 0.8 0.1 1.6 1.0 0.0 2.7 3.9 1.5 0.8 2.5 2.7 Maint. & Reg. Capital Expenditures (2.2) (2.1) (0.7) (4.4) (9.4) (0.3) (1.0) (2.4) (3.6) (7.3) (0.8) (1.0) (3.7) (2.9) (8.5) (0.9) (0.1) 0.0 (0.5) (1.3) (0.5) (1.1) (0.9) (4.5) (1.3) Reimbursement for Capital Expenditures 0.9 0.5 0.4 1.7 3.5 0.4 0.3 1.3 1.1 3.1 0.7 0.7 1.2 3.2 5.8 0.0 0.0 0.0 0.2 0.3 0.4 0.0 0.0 0.2 0.7 Other Operating Income (Expense), net 0.1 0.1 (0.3) 0.1 Distributable Cash Flow $18.4 $23.0 $21.6 $21.9 $85.0 $28.0 $33.5 $32.4 $27.6 $121.6 $29.0 $31.2 $33.7 $33.0 $126.9 $35.4 $57.0 $59.1 $55.9 $207.6 $52.6 $53.8 $55.5 $53.9 $290.1 Distribution Coverage Ratio (1) 0.88x 1.06x 0.97x 0.96x 0.97x 1.17x 1.34x 1.25x 1.02x 1.19x 1.06x 1.08x 1.11x 1.08x 1.08x 1.15x 1.58x 1.50x 1.41x 1.42x 1.31x 1.32x 1.34x 1.30x 1.78x Total Distribution (1) $21.0 $21.8 $22.3 $22.8 $87.9 $24.0 $25.0 $26.0 $26.9 $101.9 $27.4 $28.9 $30.3 $30.6 $117.3 $30.9 $36.0 $39.3 $39.5 $145.7 $40.0 $40.8 $41.3 $41.3 $163.4

23 1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns. Note: May not foot due to rounding. DKL: Income Statement and Non-GAAP EBITDA Reconciliation 2013 (1) 1Q14 (1) 2Q14 3Q14 4Q14 2014 (1) 1Q15 (2) 2Q15 3Q15 4Q15 2015 (2) 1Q16 2Q16 3Q16 4Q16 2016 Net Revenue $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 $107.5 $124.7 $448.1 Cost of Sales (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) ($73.5) ($88.8) (302.2) Operating Expenses (excluding depreciation and amortization presented below) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) ($9.3) ($8.8) (37.2) Depreciation and Amortization Contribution Margin $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 $24.7 $27.2 $108.7 Operating Expenses (excluding depreciation and amortization presented below) Depreciation and Amortization (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) ($5.4) ($5.6) (20.8) General and Administration Expense (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) ($2.3) ($2.3) (10.3) Gain (Loss) on Asset Disposal (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - ($0.0) $0.0 0.0 Operating Income $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 $17.0 $19.2 $77.7 Interest Expense, net (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) ($3.4) ($3.7) (13.6) (Loss) Income from Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) ($0.3) ($0.4) (1.2) Income Taxes (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.129) ($0.1) $0.3 (0.1) Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 EBITDA: Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 Income Taxes 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 0.13 (0.28) 0.1 Depreciation and Amortization 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 5.4 5.6 20.8 Amortization of customer contract intangible assets - - - - - - - - - - - - - - - - Interest Expense, net 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 3.4 3.7 13.6 EBITDA $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 $22.0 $24.4 $97.3 1Q17 2Q17 3Q17 4Q17 2017 1Q18 2Q18 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 1Q20 2Q20 3Q20 4Q20 2020 1Q21 2Q21 3Q21 4Q21 2021 Net Revenue $129.5 $126.8 $130.6 $151.2 $538.1 $167.9 $166.3 $164.1 $159.3 $657.6 $152.5 $155.3 $137.6 $138.6 $584.0 $163.4 $117.6 $142.3 $140.1 $563.4 $152.9 $168.5 $189.6 $189.9 $700.9 Cost of Sales (92.6) (85.0) ($89.1) ($106.1) (372.9) (119.0) (106.0) ($105.6) ($98.4) (429.1) ($96.3) ($93.9) ($72.6) ($73.8) (336.5) ($101.3) ($43.9) ($60.7) ($63.2) (269.1) ($81.2) ($88.7) ($105.1) ($109.4) (384.4) Operating Expenses (excluding depreciation and amortization presented below) (10.4) (10.0) (10.7) (12.3) (43.3) (12.6) (14.9) (14.5) (15.4) (57.4) (15.3) (16.5) (17.5) (22.0) (71.3) (14.0) (11.6) (13.7) (14.6) (53.8) (13.5) (14.9) (16.8) (13.2) (58.4) Depreciation and Amortization (6.3) (5.8) (12.1) (6.1) (6.2) (6.1) (6.4) (24.9) (5.8) (8.2) (8.9) (10.8) (33.7) (10.2) (9.5) (9.7) (11.6) (41.0) Contribution Margin $26.5 $31.8 $30.8 $32.8 $121.9 $36.3 $45.3 $37.8 $39.6 $159.1 $34.8 $38.8 $41.3 $36.4 $151.3 $42.4 $53.9 $59.0 $51.5 $206.7 $48.0 $55.4 $58.0 $55.7 $217.1 Operating Expenses (excluding depreciation and amortization presented below) (0.9) (0.4) (1.3) (0.8) (0.8) (0.9) (0.3) (2.8) (0.8) (0.8) (0.6) (0.3) (2.4) (0.6) (0.6) (0.5) (0.6) (2.3) Depreciation and Amortization (5.2) (5.7) (5.5) (5.5) (21.9) (6.0) (7.0) (0.5) (0.4) (13.9) (0.5) (0.5) (0.5) (0.5) (1.8) (0.5) (0.5) (0.5) (0.5) (2.0) (0.5) (0.5) (0.5) (0.4) (1.8) General and Administration Expense (2.8) (2.7) (2.8) (3.6) (11.8) (3.0) (3.7) (3.1) (7.4) (17.2) (4.5) (5.3) (5.3) (5.8) (20.8) (6.1) (4.7) (6.1) (5.6) (22.6) (4.9) (6.1) (6.1) (5.5) (22.6) Gain (Loss) on Asset Disposal 0.0 0.0 (0.0) (0.0) (0.0) - 0.1 (0.7) (0.2) (0.8) (0.0) 0.0 0.1 (0.1) (0.0) 0.1 - - (0.0) 0.1 0.1 0.1 (0.3) 0.1 0.1 Operating Income $18.5 $23.4 $22.6 $23.7 $88.1 $27.3 $34.7 $32.6 $31.1 $125.8 $29.1 $32.3 $34.7 $29.7 $125.8 $35.0 $47.9 $51.7 $45.1 $179.8 $42.2 $48.4 $50.6 $49.3 $190.5 Interest Expense, net (4.1) (5.5) (7.1) (7.3) (23.9) (8.1) (10.9) (11.1) (11.2) (41.3) (11.3) (11.4) (12.5) (12.2) (47.3) (11.8) (10.7) (10.4) (10.0) (42.9) (9.7) (11.7) (14.5) (14.3) (50.2) (Loss) Income from Equity Method Invesments 0.2 1.2 1.6 1.9 5.0 0.8 1.9 1.9 1.5 6.2 2.0 4.5 8.4 5.0 19.8 5.6 6.5 4.9 5.8 22.7 4.0 6.6 7.3 6.6 24.6 Other (Expense) Income - - - - - - - - - - - (0.5) - (0.1) (0.6) - - 0.1 - (0.1) (0.0) (0.0) 0.1 0.0 0.1 Income Taxes (0.1) (0.1) (0.2) 0.6 0.2 (0.1) (0.1) (0.1) (0.2) (0.5) (0.1) (0.1) (0.1) (0.7) (1.0) (1.0) 0.7 (0.2) (0.2) (0.2) (0.2) (0.2) 0.2 0.0 (0.2) Net Income $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 $23.3 $21.3 $90.2 $19.7 $24.9 $30.5 $21.7 $96.8 $27.8 $44.4 $46.3 $40.7 $159.2 $36.3 $43.2 $43.6 $41.7 $164.7 EBITDA: Net Income $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 $23.3 $21.3 $90.2 $19.7 $24.9 $30.5 $21.7 $96.8 $27.8 $44.4 $46.3 $40.7 $159.2 $36.3 $43.2 $43.6 $41.7 $164.7 Income Taxes 0.1 0.1 0.2 ($0.6) (0.2) 0.1 0.1 0.1 $0.2 0.5 0.1 0.1 0.1 0.7 1.0 1.0 (0.7) (0.2) 0.1 0.2 0.2 0.2 (0.2) (0.0) 0.2 Depreciation and Amortization 5.2 5.7 5.5 5.5 21.9 6.0 7.0 6.7 6.3 26.0 6.6 6.6 6.6 6.9 26.7 6.3 8.7 9.5 11.3 35.7 10.7 10.0 10.2 11.9 42.8 Amortization of customer contract intangible assets - - - - - 0.6 1.8 1.8 1.8 6.0 1.8 1.8 1.8 1.8 7.2 1.8 1.8 1.8 1.8 7.2 1.8 1.8 1.8 1.8 7.2 Interest Expense, net 4.1 5.5 7.1 7.3 23.9 8.1 10.9 11.1 11.2 41.3 11.3 11.4 12.5 12.2 47.3 11.8 10.6 10.4 10.0 42.9 9.7 11.7 14.5 14.3 50.2 EBITDA $23.9 $30.3 $29.7 $31.1 $115.0 $34.7 $45.4 $43.0 $40.7 $163.9 $39.4 $44.8 $51.5 $43.3 $178.9 $48.7 $64.8 $67.8 $63.9 $245.3 $58.7 $66.8 $69.9 $69.7 $265.1 Delek Logistics Partners LP Income Statement and EBITDA Reconciliation

24 DKL: Reconciliation of Basic Gross Margin (dollars in millions) 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 DKL: Reconciliation of Basic Gross Margin Net Revenues $152.5 $155.3 $137.6 $138.6 $163.4 $117.6 $142.3 $140.1 $152.9 $168.5 $189.6 $189.9 Cost of Sales $117.7 $116.6 $96.2 $102.2 $121.1 $63.7 $83.3 $88.6 $104.9 $113.1 $131.6 $134.2 Gross Margin $34.8 $38.7 $41.4 $36.4 $42.3 $53.9 $59.0 $51.5 $48.0 $55.4 $58.0 $55.7 Add back: Operating expenses (excluding depreciation and amortization) $15.3 $16.5 $17.5 $22.0 $14.0 $11.6 $13.7 $14.6 $13.5 $14.9 $16.8 $13.2 Depreciation and Amortization $6.1 $6.2 $6.1 $6.4 $5.8 $8.2 $8.9 $10.8 $10.2 $9.5 $9.7 $11.6 Basic gross margin $56.2 $61.4 $65.0 $64.8 $62.1 $73.7 $81.6 $76.9 $71.7 $79.8 $84.5 $80.5

25 Summary of Certain Contracts

26 Summary of Certain Contracts Footnotes [1] [2] [3] [4] [5] [6] [7] [8] [9] [10] [11] [12] [13] [14] Note: The Paline Pipeline agreements executed in February 2018 were excluded from the table above as their non-cancelable terms are less than one year. A Information obtained from the applicable agreement. While the agreements specifies a throughput and offloading fee/bbl, there are no minimum volume commitments contained within the agreement. Initial term of 10 years with a unilateral option to extend the agreement by two additional 5-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). Agreed to the respective executed agreements. Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Tyler Terminal and Tankage Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL. The Tyler Crude Agreement extended thru 2026 as disclosed in the 2017 10-K. Agreement has a term of 5 years per Products Transportation Agreement Agreement has a term of eight years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement. Information obtained from the DKL rate increases workbook Information obtained from the applicable agreement. In relation to the fee/bbl, the minimum daily revenue commitment is defined as the minimum throughput multiplied by the LOLA throughput fee irrespective of the Mid- Valley Throughput Fee. Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL. Initial term of 10 years with a unilateral option to extend by Delek per the applicable agreement (see agreement as filed with the SEC). As such, 10 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL. Initial term of 10 years with a unilateral option to extend the agreement by 5 additional years by DKL per the applicable agreement (see agreement as filed with the SEC). We deemed ten years to be the non-cancelable term of the agreements from the perspective of DKL to coincide with the current term of the agreement. Initial term of 5 years with a unilateral option to extend the agreement by two additional 5-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL. Initial term of 9 years with a unilateral option to extend the agreement by two additional 3-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). As such, 9 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL. Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL.

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312 Kaley Weinstein, Investor Relations Analyst 267-701-0111